October 2021 Next-Generation Precision Oncology Medicines Company Overview Exhibit 99.1

Forward-Looking Statements Statements in this Presentation that are not statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding our research and clinical development activities, plans and projected timelines, business strategy and plans, regulatory matters, objectives of management for future operations, market size and opportunity, our ability to complete certain milestones and our expectations regarding the relative benefits of our drug candidates versus competitive therapies. Words such as “believe,” “can”, “continue,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “expect,” “intend,” “will,” “may,” “goal,” “upcoming,” “near term”, “milestone”, “potential,” “target” or the negative of these terms or similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include, without limitation: our preclinical studies and clinical trials may not be successful; regulatory authorities, including the U.S. Food and Drug Administration (FDA) may not agree with our interpretation of the data from clinical trials of our drug candidates; we may decide, or regulatory authorities may require us, to conduct additional clinical trials or to modify our ongoing clinical trials; we may experience delays in the commencement, enrollment, completion or analysis of clinical testing for our drug candidates, or significant issues regarding the adequacy of our clinical trial designs or the execution of our clinical trials may arise, which could result in increased costs and delays, or limit our ability to obtain regulatory approval; our drug candidates may not receive regulatory approval or be successfully commercialized; unexpected adverse side effects or inadequate therapeutic efficacy of our drug candidates could delay or prevent regulatory approval or commercialization; the COVID-19 pandemic may disrupt our business and that of third parties on which we depend, including delaying or otherwise disrupting our research and development activities; and we may not be able to obtain additional financing. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this Presentation is given. Other risks and uncertainties affecting us are described more fully in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. This Presentation discusses drug candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these drug candidates for the use for which such drug candidates are being studied.

Robust Pipeline with Four Clinical Stage Drug Candidates

Lead Candidate: Repotrectinib with 2 Breakthrough Therapy Designations[1]

Inhibitor of ROS1 and TRK[2]

NSCLC | Other Solid Tumors

Best-in-class potential in TKI-naïve and TKI-pretreated *ROS1+* NSCLC, and TKI-pretreated *TRK+* solid tumors

Inhibitor of JAK2, SRC and FAK

Pancreatic | CRC | NSCLC | Endometrial | Other Solid Tumors

Combination potential with KRAS-targeting agents, with first cohort planned in *KRAS mutant G12D* solid tumors

Early Stage Pipeline

Elzovantinib (TPX-0022)
Inhibitor of MET, CSF1R and SRC

NSCLC | Gastric | Other Solid Tumors

Encouraging early clinical activity, supporting development as monotherapy and in combinations

TPX-0046
Inhibitor of RET

NSCLC | Thyroid | Other Solid Tumors

Encouraging early clinical activity, supporting development in TKI-naïve and TKI-pretreated settings

TPX-0131
Inhibitor of ALK

NSCLC

Highly potent and CNS penetrant in preclinical studies

Developing **potential best-in-class drug candidates**

Deep expertise in tumor biology and **structure-based drug design**

Leveraging strategies for **rapid proof-of-concept data** and **accelerated paths to market**

Development and commercial synergies across the portfolio

$1.1 billion in cash, cash equivalents and marketable securities, as of 30-Jun-2021, expected to fund current operations into 2024

[1] Breakthrough Therapy designation granted in (1) ROS1+ metastatic NSCLC patients who have not been treated with a ROS1 TKI; and (2) patients with adv. solid tumors that have an NTRK gene fusion who have progressed following treatment with 1 or 2 prior TRK TKIs, with or without prior chemotherapy, and have no satisfactory alternative treatments. [2] Also being studied in pediatric patients harboring ALK, ROS1 or NTRK1-3 alterations.

3

Discovery Preclinical Early Stage Clinical Development Late Stage Clinical Development Repotrectinib (ROS1/TRK) TRIDENT-1: Advanced NSCLC (ROS1) and solid tumors (NTRK) CARE: Pediatric advanced solid tumors TRIDENT-2: KRAS-targeting combination Elzovantinib (TPX-0022) (MET) SHIELD-1: Advanced solid tumors SHIELD-2: EGFR combination TPX-0046 (RET) Advanced solid tumors TPX-0131 (ALK) Advanced NSCLC Discovery Programs KRAS G12D p21 Activated Kinase Multiple GTPase Oncology Targets Ongoing Clinical Studies Against Well Validated Oncogenic Targets Note: Turning Point retains worldwide rights for all pipeline assets, except for repotrectinib and elzovantinib (TPX-0022) in Greater China (partnered with Zai Lab).

Single Agent 4,5 6 4,7-8 9-12 4,5 13-15 4,16 Combos 4,17-19 20-24 25-29 Single Agent and Combination Opportunities To Treat Patients with Biomarker Driven Cancers ¹ American Cancer Society 2020. ² Bailey MH, et al: Cell 2018. ³ Estimates rounded and include locally advanced and metastatic populations per SEER, based on incidence reported by American Cancer Society Cancer Facts & Figures 2020 (US) and GLOBOCAN 2018 (EU5). 4 Zappa, et al: Transl Lung Cancer Res 2016. 5 Hirsch FR, et al: Lancet 2017. 6 Rosen EY, et al: Clin Cancer Res 2020. 7 Drilon A, et al: J Thorac Oncol. 2017. 8 Overbeck TR, et al: Translational lung cancer research 2020; based on gene copy number of 10 or greater. 9 Loberg RD et al: Journal of Clinical Oncology 2014. 10 Yang Y, et al: Gastric Cancer 2016. 11 Inokuchi M, et al: World J Gastrointest Oncol. 2015. 12 Lennerz JK, et al: J Clin Oncol. 2011. 13 Includes MTC and PTC. For MTC, based on weighted average of sporadic (75%) and familial (25%) per American Cancer Society, with biomarker frequencies of 60% (Taccaliti A, et al: Curr Genomics 2011) and 98% (Elisei R, et al: Genes (Basel) 2019), respectively. 14 Lee MY, et al: Cancer Res Treat. 2017. 15 Prescott JD, et al: Cancer 2015. 16 Garber K.: J Natl Cancer Inst. 2010. 17 Assumes 15% of US and EU5 NSCLC patients are EGFR+ (Hirsch FR, et al: Lancet 2017). Does not account for proportion of patients who will not progress to a 2L therapy. 18 Ramalingam SS, et al: Annals of Oncology 2018. 19 Bean J, et al: Proc Natl Acad Sci U S A 2007. 20 Includes NSCLC, CRC, pancreatic cancer and endometrial cancer. 21 Liu S, et al: JCO. 2020. 22 Neumann J et al: Pathology – Research and Practice. 2009. 23 Bournet B, et al: Clin Transl Gastroenterol. 2016. 24 Krakstad C, et al: PLoS One. 2012. 25 Based on repotrectinib combination data presented at AACR 2020 showing synergy in certain mutant KRAS models. 26 Includes NSCLC, CRC and pancreatic cancer. 27 Biernacka A, et al: Cancer Genet 2016. 28 Nassar A et al: NEJM. 2021. 29 Thein K et al: JCO. 2020. estimated patients diagnosed with solid tumors annually in the US and EU5¹ of tumors harbor potentially actionable targets² 3.4 MILLION 57%

Repotrectinib: A Highly Selective ROS1/TRK Inhibitor

ATP Kinase Repotrectinib Solvent-Front mutation Gatekeeper mutation Highly potent, structurally differentiated: small (low molecular weight), compact, with a rigid 3D macrocycle Designed to bind completely inside the ATP pocket even in the presence of solvent front or gatekeeper mutations Potential to address resistance from prior lines of TKI therapy May also prevent or delay the emergence of new resistant mutations Repotrectinib: Potential Best-in-Class ROS1 and NTRK Targeted Therapy in TKI-Naïve and Treatment Resistance Settings

TRIDENT-1: An Ongoing Phase 1/2 Study of Repotrectinib in Patients with Advanced Solid Tumors Harboring ROS1, NTRK1-3 Rearrangements

TRIDENT-1 Study Design and Preliminary Phase 1+2 Data

ROS1+ Advanced NSCLC				*NTRK*+ Advanced Solid Tumors	
EXP-1	**EXP-2**	**EXP-3**	**EXP-4**	**EXP-5**	**EXP-6**
ROS1 TKI naïve	1 prior ROS1 TKI AND 1 platinum-based chemotherapy	2 prior ROS1 TKIs AND No prior chemotherapy	1 prior ROS1 TKI AND No prior chemotherapy	TRK TKI naïve	TRK TKI pretreated
(n=55)	(n=60)	(n=40)	(n=60)	(n=55)	(n=40)
cORR 91% (n=22) (95% CI: 71-99)	**cORR 39% (n=23) (95% CI: 20-61)**	**cORR 30% (n=10) (95% CI: 7-65)**	**cORR 38% (n=39) (95% CI: 23-55)**	**cORR 41% (n=17) (95% CI: 18-67)**	**cORR 48% (n=23) (95% CI: 27-69)**
			SFM G2032R cORR 53% (n=15) (95% CI: 27-79)		**SFMs cORR 62% (n=13) (95% CI: 32-86)**

Phase 2 Primary Objective
- cORR by BICR in each expansion cohort

Phase 2 Secondary Objectives
- DOR, PFS, and OS
- IC-ORR and CNS-PFS

Note: EXP-1 data presented at the International Association for the Study of Lung Cancer 2020 World Conference on Lung Cancer. Phase 2 data cutoff date of 31-Dec-2020 with responses confirmed by physician assessment. Data pooled from the Phase 1 portion (treated at or above the Phase 2 dose) with patients from the Phase 2 portion who had at least two post-baseline scans.

EXP-2, EXP-3, EXP-4, EXP-5 and EXP-6 data presented at the 2021 AACR-NCI-EORTC Virtual International Conference on Molecular Targets and Cancer Therapeutics. Phase 2 data cutoff date of 26-Aug-2021 with responses confirmed by physician assessment. Data pooled from the Phase 1 portion (treated at or above the Phase 2 dose) with patients from the Phase 2 portion who had at least one post-baseline evaluable scan or were off treatment prior to first post-baseline scan. EXP-4 and EXP-6 data updated since pre-recorded presentations at the AACR-NCI-EORTC conference.

Phase 1 data cutoff of 22-Jul-2019 with responses confirmed by Blinded Independent Central Review (BICR). Responses confirmed per RECIST v1.1.
CI: confidence interval; EXP: expansion; NSCLC: non-small cell lung cancer; cORR: confirmed objective response rate; TKI: tyrosine kinase inhibitor; SFM: solvent front mutation

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ROS1+ TKI-Naïve Advanced NSCLC: Preliminary Clinical Activity

Presented at World Lung 2020 in Jan-2021



Overall Response (N=22)
Maximum % Change from Baseline in Tumor Size
20
0
-20
-40
-60
-80
-100
Phase 1
^

^ = Patient in a confirmed partial response at the time of the data cutoff date subsequently achieved a confirmed complete response.

	Phase 2 N=15	Phase 1+2 N=22
Confirmed ORR (95% CI)	*93% (68 – 100)*	*91% (71 – 99)*
Duration of Response	*1.25+ – 7.4+ months (range)*	*1.25+ – 17.6+ months (range)*

N=22 patients with baseline and at least two post baseline scans

- *N=15 Phase 2 patients*
- *N=7 Phase 1 patients treated at or above the Phase 2 recommended dose*

As of 31 December 2020, the 16th patient in Phase 2 has an unconfirmed PR and is on treatment awaiting a second post-baseline confirmatory scan.

Note: Presented at World Lung 2020 in Jan-2021. Phase 2 data cutoff of 31-Dec-2020, responses confirmed by Physician Assessment. Phase 1 data cutoff of 22-Jul-2019, responses confirmed by Blinded Independent Central Review (BICR). Phase 1 data includes only patients treated at or above the Phase 2 recommended dose of repotrectinib.
cORR: confirmed objective response rate; ORR: objective response rate

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ROS1+ TKI Naïve Advanced NSCLC: Duration of Treatment Note: Presented at World Lung 2020 in Jan-2021. Data cutoff of 31-Dec-2020. † Includes patients with a baseline and at least two post-baseline scans; Phase 1 data includes only patients treated at or above repotrectinib RP2D. PD: progressive disease; PR: partial response; RP2D: recommended Phase 2 dose Duration of Treatment (N=22):† Phase 1 n=7 Phase 2 n=15 Remaining on treatment, n (%) 2 (29) 14 (93) On treatment >30 months, n (%) 4 (57) – Median Time on treatment, months (range) 30.9 (10.9–37.3) 5.3 (3.7+–10.9+)

ROS1+ TKI-Pretreated Advanced NSCLC: Preliminary Clinical Activity Overall Response (Phase 1 + Phase 2) N=72 EXP-2 EXP-3 EXP-4 Phase 2 (N=16) Phase 1 + 2 (N=23) Phase 2 (N=9) Phase 1 + 2 (N=10) Phase 2 (N=36) Phase 1 + 2 (N=39) Confirmed ORR (cORR) (95% CI) 31% (11 – 59) 39% (20 – 61) 33% (7 – 70) 30% (7 – 65) 36%* (21 – 54) 38%* (23 – 55) Duration of Response (range in months) 1.8+ – 9.2 n=5 1.8+ – 11.1 n=9 1.9+ – 12.9+ n=3 1.9+ – 12.9+ n=3 1.7+ – 15.0+ n=13 0.8+ – 15.0+ n=15 Note: Presented at AACR-NCI-EORTC Conference in Oct-2021. * At time of the 26-Aug-2021 data cutoff, 3 patients in Ph 2 EXP-4 had unconfirmed PR (uPR). All 3 uPRs have been confirmed since the 26-Aug-2021 data cutoff and are included in the cORR. Ph 2: RECIST v1.1 assessed by Physician Assessment with a data cutoff date of 26-Aug-2021. Ph 1: RECIST v1.1  assessed by Blinded Independent Central Review (BICR) with data cutoff date of 22-Jul-2019 for patients with baseline measurable disease and ≥ 1 post-baseline scan. Ph 1 patients  treated at or above the Ph 2 recommended dose. EXP-4 data updated since pre-recorded presentation at the AACR-NCI-EORTC conference.

ROS1+ TKI-Pretreated Advanced NSCLC with Baseline ROS1 Resistance Mutations: Preliminary Clinical Activity Overall Response (Phase 1 + Phase 2) N=18 # Patient with solvent front mutation * Patient with gatekeeper mutation + Patient with other kinase domain mutation Maximum % Change from Baseline in Tumor Size Any ROS1 Resistance Mutation Solvent Front Mutation (G2032R) Phase 2 (N=15) Phase 1 + 2 (N=18) Phase 2 (N=12) Phase 1 + 2 (N=15) Confirmed ORR (cORR) (95% CI) CR PR 47% (21 – 73) 2 (13%) 5 (33%) 50% (26 – 74) 2 (11%) 7 (39%) 50% (21 – 79) 2 (17%) 4 (33%) 53% (27 – 79) 2 (13%) 6 (40%) Duration of Response (range in months) 1.9+ - 15.0+ n=7 1.9+ - 15.0+ n=9 1.9+ - 15.0+ n=6 1.9+ - 15.0+ n=8 Note: Presented at AACR-NCI-EORTC Conference in Oct-2021. 15 of 18 resistance mutations were G2032R solvent front mutations; the other 3 included 1 gatekeeper (L2026M) and 2 other kinase domain mutations (F2004I and L2086F). 2 patients with CR had lymph node response and therefore not at -100% change from baseline. Data cutoff date 26-Aug-2021 for Phase 2 and 22-Jul-2019 for Phase 1.

ROS1+ TKI-Pretreated Advanced NSCLC: Duration of Treatment Duration of Treatment (Phase 1 + Phase 2) N=72 EXP-2 EXP-3 EXP-4 Phase 1 + 2 (N=23) Phase 1 + 2 (N=10) Phase 1 + 2 (N=39) Duration of Treatment (range in months) 0.7 – 44.5+ 0.5 – 18.1+ 0.5 – 19.2+ Patients remaining on treatment – n (%) 5 (22%) 2 (20%) 21 (54%) Patients with confirmed response Phase 1 + 2 (n=9) Phase 1 + 2 (n=3) Phase 1 + 2 (n=15) Duration of Treatment (range in months) 4.5 – 44.5+ 4.8 – 18.1+ 2.9 – 19.2+ Patients with confirmed response remaining on treatment – n (%) 3 (33%) 2 (67%) 10 (67%) Note: Presented at AACR-NCI-EORTC Conference in Oct-2021. Phase 2 data cutoff date 26-Aug-2021 (responses confirmed by Physician Assessment). Phase 1 data cutoff date 22-Jul-2019 for responses confirmed by BICR and 26-Aug-2021 for duration of treatment. EXP-4 data updated since pre-recorded presentation at the AACR-NCI-EORTC conference.

NTRK+ TKI-Naive Advanced Solid Tumors: Preliminary Clinical Activity



Overall Response (Phase 1 + Phase 2)
N= 17
Maximum % Change from Baseline in Tumor Size
40
20
0
-20
-40
-60
-80
-100
PD
SD
SD
PD#
SD#
SD#
SD#
SD#
PR#
PR#
PR#
PR#
PR#
PR#
PR#
Glioblastoma - Phase 1
Thyroid Cancer - Phase 1
NSCLC
Glioblastoma
Colorectal Cancer
Esophageal Cancer
Thyroid Cancer
Head And Neck Cancer
Breast Cancer
Salivary Gland Cancer

Patient remains on treatment.
2 patients not displayed due to discontinuing treatment prior to first post-baseline scan

	EXP-5	
	Phase 2 (N=15)	Phase 1 + 2 (N=17)
Confirmed ORR (cORR) (95% CI)	40% (16 – 68)	41% (18 – 67)
Duration of Response (range in months)	1.9+ – 7.4+ n=6	1.9+ – 7.4+ n=7

Note: Presented at AACR-NCI-EORTC Conference in Oct-2021. Data cutoff date 26-Aug-2021 for Phase 2 and 22-Jul-2019 for Phase 1. Phase 2: RECIST v1.1 assessed by Physician Assessment with a data cutoff date of 26-Aug-2021. Phase 1: RECIST v1.1 assessed by Blinded Independent Central Review (BICR) with data cutoff date of 22-Jul-2019 for patients with baseline measurable disease and ≥ 1 post-baseline scan. Ph 1 patients treated at or above the Ph 2 recommended dose.

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NTRK+ TKI-Naive Advanced Solid Tumors: Duration of Treatment



Duration of Treatment (Phase 1 + Phase 2)
N= 17
First Response
PD
Ongoing
Thyroid Cancer - Phase 1
Glioblastoma - Phase 1
Thyroid Cancer
NSCLC
Head And Neck Cancer
Salivary Gland Cancer
Colorectal Cancer
Glioblastoma
Breast Cancer
Esophageal Cancer
0
5
10
15
20
25
30
35
Months

	EXP-5
	Phase 1 + 2 (N=17)
Duration of Treatment (range in months)	0.9 – 30.7+
Patients remaining on treatment – n (%)	12 (71%)
Patients with confirmed response	
	Phase 1 + 2 (n=7)
Duration of Treatment (range in months)	4.3+ – 30.7+
Patients with confirmed response remaining on treatment – n (%)	7 (100%)

Note: Presented at AACR-NCI-EORTC Conference in Oct-2021. Patient on treatment for 30.7+ months has not had BICR assessment of scans since 22-Jul-2019; per physician assessment, patient was in response for 7.4 months. Phase 2 data cutoff date 26-Aug-2021 (responses confirmed by Physician Assessment). Phase 1 data cutoff date 22-Jul-2019 for responses confirmed by BICR and 26-Aug-2021 for duration of treatment.

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NTRK+ TKI-Pretreated Advanced Solid Tumors: Preliminary Clinical Activity


Overall Response (Phase 1 + Phase 2)
N= 23
Maximum % Change from Baseline in Tumor Size
300
20
-20
-60
-100
PD
PD
PD
SD
SD
PD
SD
SD#
NE
uPR#
PR
PR#
PR#
PR#
PR
PR#
PR
PR
PR#
PR#
CR#
NSCLC - Phase 1
NSCLC
Sarcoma
Thyroid Cancer
Colorectal Cancer
Neuroendocrine Tumor
Pancreatic Cancer
Unknown Primary Cancer
Salivary Gland Cancer
Cholangiocarcinoma
Peripheral Nerve Sheath Tumor

Patient remains on treatment
1 patient not displayed due to discontinuing treatment prior to first post-baseline scan
1 patient not displayed due to target lesion measurement not performed at the post-baseline scan

	EXP-6	
	Phase 2 (N=22)	Phase 1 + 2 (N=23)
Confirmed ORR (cORR) (95% CI)	**50%*** (28 – 72)	**48%*** (27 – 69)
Duration of Response (range in months)	0.9+ – 15.1 n=11	0.9+ – 15.1 n=11

Note: Presented at AACR-NCI-EORTC Conference in Oct-2021.

**At time of the 26-Aug-2021 data cut off, 3 patients in Phase 2 EXP-6 had unconfirmed PR (uPR). Two uPRs have been confirmed since the 26-Aug-2021 data cut off and are included in the cORR; the third patient is on treatment awaiting a confirmatory scan. Phase 2: RECIST v1.1 assessed by Physician Assessment with a data cutoff date of 26-Aug-2021. Phase 1: RECIST v1.1 assessed by Blinded Independent Central Review (BICR) with data cutoff date of 22-Jul-2019 for patients with baseline measurable disease and ≥ 1 post-baseline scan. Phase 1 patients treated at or above the Phase 2 recommended dose. Data updated since pre-recorded presentation at the AACR-NCI-EORTC conference.*

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NTRK+ TKI-Pretreated Advanced Solid Tumors with NTRK Resistance Mutations: Preliminary Clinical Activity



Overall Response (Phase 2)
N= 13
Maximum % Change from Baseline in Tumor Size
40
20
0
-20
-40
-60
-80
-100
PD*
SD*
SD#
SD^&
uPR*
PR#^
PR^&
PR^
PR^
PR^
PR^
PR&
CR^
Unknown Primary Cancer
Sarcoma
Thyroid Cancer
Cholangiocarcinoma
Salivary Gland Cancer
NSCLC
Colorectal Cancer
Peripheral Nerve Sheath Tumor
Neuroendocrine Tumor

* denotes solvent front mutation G595R
# denotes solvent front mutation G623L
^ denotes solvent front mutation G623R
& denotes solvent front mutation G623E

EXP-6: Solvent Front Mutation

	Phase 2 (N=13)
Confirmed ORR (cORR) (95% CI)	**62%**** (32 - 86)
CR	1 (8%)
PR	7 (54%)
Duration of Response (range in months)	0.9+ – 13.7 n=8

Note: Presented at AACR-NCI-EORTC Conference in Oct-2021.

***At time of the 26-Aug-2021 data cut off, 3 patients in Phase 2 EXP-6 with a resistance mutation had unconfirmed PR (uPR). Two uPRs have been confirmed since the 26-Aug-2021 data cut off and are included in the cORR; the third patient is on treatment awaiting confirmatory scans. All resistance mutations were solvent front mutations and none were from Phase 1. Data updated since pre-recorded presentation at the AACR-NCI-EORTC conference.*

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NTRK+ TKI-Pretreated Advanced Solid Tumors: Duration of Treatment Note: Presented at AACR-NCI-EORTC Conference in Oct-2021. Phase 2 data cutoff date 26-Aug-2021 (responses confirmed by Physician Assessment). Phase 1 data cutoff date 22-Jul-2019 for responses confirmed by BICR and 26-Aug-2021 for duration of treatment. Duration of Treatment (Phase 1 + Phase 2) N= 23 EXP-6 Phase 1 + 2 (N=23) Duration of Treatment (range in months) 0.6 – 20.8 Patients remaining on treatment – n (%) 9 (39%) Patients with confirmed response Phase 1 + 2 (n=11) Duration of Treatment (range in months) 4.0+ - 20.8 Patients with confirmed response remaining on treatment – n (%) 7 (64%)

Safety Summary: Phase 1 and Phase 2 Combined

Adverse Events	All Treated Patients (N=301)				
	TEAEs (≥15% of patients)			TRAEs	
	All Grades n (%)	Grade 3 n (%)	Grade 4 n (%)	Grade 3 n (%)	Grade 4 n (%)
Dizziness	181 (60.1)	7 (2.3)	0	7 (2.3)	0
Dysgeusia	132 (43.9)	1 (0.3)	0	1 (0.3)	0
Constipation	101 (33.6)	1 (0.3)	0	0	0
Paraesthesia	87 (28.9)	3 (1.0)	0	3 (1.0)	0
Dyspnoea[a]	84 (27.9)	18 (6.0)	3 (1.0)	1 (0.3)	0
Anaemia	82 (27.2)	24 (8.0)	1 (0.3)	10 (3.3)	0
Fatigue	73 (24.3)	5 (1.7)	0	2 (0.7)	0
Nausea	62 (20.6)	3 (1.0)	0	0	0
Muscular weakness	57 (18.9)	5 (1.7)	0	3 (1.0)	0
Ataxia	51 (16.9)	0	0	0	0

- Repotrectinib was generally well tolerated
- Most TRAEs were Grade 1 or 2
- The most commonly-reported TEAE remains low-grade dizziness (60%)
  - 76% (138/181) were Grade 1
  - 11 (4%) patients reported ataxia in the absence of dizziness
  - No events of dizziness or ataxia led to treatment discontinuation
- Dose modifications due to TEAEs
  - 27% with TEAEs that led to dose reduction
  - 11% with TEAEs that led to drug discontinuation

Note: Presented at AACR-NCI-EORTC Conference in Oct-2021. 2 Grade 4 TRAEs of transient CPK increase and no Grade 5 TRAEs. TEAE = treatment-emergent adverse event; TRAE = treatment-related adverse event. Data cutoff date 26-Aug-2021.
[a] One patient reported Grade 5 dyspnoea.

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Repotrectinib Regulatory Update For ROS1+ NSCLC, anticipated FDA meeting in 1H 2022 to discuss topline BICR results in at least 50 TKI-naïve and 50 TKI-pretreated patients with at least 6 months of follow-up For NTRK+ TKI-pretreated advanced solid tumors, Type B meeting with FDA anticipated in 1H 2022 to discuss next steps towards potential registration in this patient population BTD recently granted for the treatment of patients with advanced solid tumors that have an NTRK gene fusion who have progressed following treatment with 1 or 2 prior TRK TKIs, with or without prior chemotherapy, and have no satisfactory alternative treatments

Repotrectinib Combinations in KRAS-Driven Tumors

Inhibits JAK2, SRC and FAK Leads to suppression of STAT3 and AKT signaling, major mechanisms of resistance Demonstrated synergy with trametinib (MEK inhibitor) in mutant KRAS NSCLC, CRC and pancreatic cancer cell lines Demonstrated synergy with AMG510, inhibiting KRASG12C tumor cell proliferation, suppressing receptor tyrosine kinase upregulation, reducing KRASG12C tumor cell cytokine release Repotrectinib Selectivity Profile Potentially Expands Opportunity Beyond ROS1 and TRK for Combinations Repotrectinib in Preclinical Models Inhibited by Repotrectinib Note: Data presented at 2020 and 2021 annual AACR meetings. Authors: B. Murray, et al.

Repotrectinib / Trametinib Combination Exhibits Greater Tumor Growth Inhibition in KRAS G12D Syngeneic and PDX Lung Cancer Models mLU6045 KRAS G12D Note: Data presented at 2021 annual AACR meeting. 1500 1000 500 0 Tumor Volume mm3 (SEM) 0 5 10 15 20 25 Days of Treatment Vehicle BID Repotrectinib 15 mg/kg BID Trametinib 1 mg/kg QD Repotrectinib 15 mg/kg BID + Trametinib 1 mg/kg QD Repotrectinib combination with trametinib is more effective than single-agent treatment in patient-derived KRAS mutant lung (KRAS G12D/V) and pancreatic (KRAS G12D/V/R) spheroid models Repotrectinib enhances trametinib efficacy in mutant KRAS G12D in vivo lung tumor models Overall, preclinical combination data suggest that a combination with repotrectinib may enhance trametinib potency and may improve durability of response by reversing or preventing acquired resistance **** ~2-fold increase in TGI **** p < 0.0001

Repotrectinib combination shows a significant survival benefit in NSCLC KRASG12C xenograft model Builds on prior preclinical studies showing synergy with AMG510, inhibiting KRASG12C tumor cell proliferation, suppressing receptor tyrosine kinase upregulation, reducing KRASG12C tumor cell cytokine release Additional preclinical studies are on-going with AMG510 and other KRASG12C inhibitors Repotrectinib Enhances Survival with AMG510 in NSCLC KRASG12C Xenograft Tumor Model Note: Data presented at 2020 EORTC-NCI-AACR Symposium; Authors: B. Murray, et al Repotrectinib/AMG510, 30 mg/kg vs AMG510, 30 mg/kg, p=0.0138 H2122 Xenograft Model

TRIDENT-2: Phase 1b/2 Study of Repotrectinib Combinations for the Treatment of *KRAS* Mutant Cancers, Currently in Dose Finding

Key Subject Entry Criteria:

- ***KRAS* mutant advanced cancer (*KRAS* mutation type(s) to be defined for each cohort)**
- Measurable disease per RECIST v1.1
- Asymptomatic CNS disease allowed
- ECOG 0-1

Cohorts:

1. Repotrectinib + trametinib in *KRAS* mutant *G12D* advanced solid tumors


Cohort Dose Finding (N ~ 18-24)
MTD
DL3
DL2
Dose Level
(DL1)[1]
RP2D

Cohort Dose Expansion (N ~ 50)

Dose Expansion Objectives:

- Primary: ORR
- Secondary: DOR, PFS, OS, IC-ORR, PK, Safety, QOL

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SHIELD-1: An Ongoing Phase 1 Study of Elzovantinib (TPX-0022) in Patients with Advanced Solid Tumors Harboring Genetic Alterations in MET

Phase 1 SHIELD-1 Study of Elzovantinib (TPX-0022) in Patients With Advanced Solid Tumors Harboring Genetic Alterations in MET *Solid Tumors with MET Fusions or Oncogenic KD Mutations OR MET-amplified other than GI/NSCLC OR otherwise eligible for Cohorts I, III, or IV and >2 lines prior systemic therapy. BID, twice daily; CNS, central nervous system; CRC, colorectal cancer; GC, gastric cancer; GEJ, gastroesophageal junction; GI, gastrointestinal; HCC, hepatocellular carcinoma; KD, kinase domain; MET, mesenchymal-epithelial transition factor; MTD, maximum tolerated dose; NSCLC, non-small cell lung cancer; QD, once daily; RECIST v1.1, response evaluation criteria in solid tumors version 1.1; RP2D, recommended phase 2 dose. Population Adults with advanced solid tumors MET genetic alterations assessed by local testing (exon 14 deletion, amplification, fusion, or oncogenic kinase domain mutation) Asymptomatic CNS disease allowed Design 3+3 with expansion allowed at doses where clinical activity is observed Response evaluation by RECIST v1.1 Primary Objectives Evaluate safety/tolerability and determine MTD and RP2D Dose Finding Expansion Cohorts Dose Expansion NSCLC Exon 14 Deletion TKI-Naive GI (GC/GEJ, CRC, HCC) MET Amplified (GCN ≥ 10) TKI-Naive NSCLC Exon 14 Deletion TKI-Pretreated NSCLC MET Amplified (GCN ≥ 10) TKI-Naive NSCLC or GI (GC/GEJ, CRC, HCC) MET Amplified (GCN 5-9) TKI-Naive Other* TKI-Naive 40 mg QD 80 mg QD 120 mg QD 20 mg QD Titration Schedules: 80 mg QD (14 days)  120 mg QD 60 mg QD (14 days)  60 mg BID 40 mg QD (14 days)  40 mg BID 40 mg QD (14 days)  80 mg QD

Preliminary Safety Summary

	All Treated Patients (N=54)			
	TEAEs (≥15% of patients)		TRAEs	
	All Grades	Grades≥3	All Grades	Grades≥3^
Adverse Events	n (%)	n (%)	n (%)	n (%)
Dizziness	35 (64.8)	2 (3.7)	31 (57.4)	1 (1.9)
Constipation	18 (33.3)	1 (1.9)	3 (5.6)	-
Fatigue	17 (31.5)	3 (5.6)	12 (22.2)	2 (3.7)
Lipase increased	17 (31.5)	3 (5.6)	17 (31.5)	2 (3.7)
Anaemia	16 (29.6)	5 (9.3)	2 (3.7)	-
Amylase increased	15 (27.8)	1 (1.9)	13 (24.1)	1 (1.9)
Nausea	12 (22.2)	1 (1.9)	7 (13.0)	-
Vomiting	12 (22.2)	3 (5.6)	4 (7.4)	-
Oedema peripheral	11 (20.4)	-	9 (16.7)	-
Abdominal pain	10 (18.5)	2 (3.7)	1 (1.9)	-

- Elzovantinib was generally well tolerated
- Most common TEAE was dizziness, likely due to off target TRK inhibition
- Dose modifications due to TEAE
  - 21 (38.9%) patients with TEAEs leading to dose reduction
  - 3 (5.6%) patients with TEAEs leading to drug discontinuation
- 2 DLTs at 120 mg QD*
- All Grade peripheral edema in 11 (20.4%) patients (no Grade ≥ 3 event)
- No ILD/pneumonitis of any Grade
- No related Grade ≥ 3 ALT/AST elevation

Note: Presented at AACR-NCI-EORTC Conference in Oct-2021. Data cut-off date August 23, 2021.
*^ Other reported Grade 3 TRAEs are: asthenia, blood creatine phosphokinase increased, delirium, vertigo, vestibular disorder. No Grade 4 or 5 TRAEs. * Grade 3 vertigo and Grade 2 dizziness.*
ALT, alanine transaminase; AST, aspartate transaminase; BID, twice daily; DLT, dose-limiting toxicity; ILD, interstitial lung disease; QD, once daily; TEAE, treatment emergent adverse event; TRAE, treatment related adverse event.

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Preliminary Efficacy by Investigator Assessment Efficacy Outcomes TKI-Naïve Efficacy Evaluable Patients (N=32) Efficacy Outcomes NSCLC (N=11) GC/GEJ (N=9) Other Tumor Types (N=12) Best Overall Response PR – n (%) 4 (36) 3 (33) 1 (8) SD – n (%) 3 (27) 3 (33) 7 (58) PD – n (%) 4 (36) 3 (33) 4 (33) cORR 36% 33% 8% CBR 64% 67% 67% Note: Presented at AACR-NCI-EORTC Conference in Oct-2021. Data cut-off date August 23, 2021. CBR = PR + SD CBR, clinical benefit rate; cORR, confirmed objective response rate; GC/GEJ, gastric cancer/gastroesophageal junction; NSCLC, non-small cell lung cancer; PD, progressive disease; PR, partial response; SD, stable disease. TKI Pre-treated Efficacy Evaluable (N=14) Among 14 TKI-pretreated efficacy evaluable patients (13 NSCLC and 1 liver cancer), 36% received at least 5 lines of prior therapy (median: 3; range: 1-6), 7 NSCLC patients achieved SD as best overall response for a CBR of 54% in NSCLC.

Preliminary Clinical Activity by Investigator Assessment TKI-Naïve NSCLC and GC/GEJ Efficacy Evaluable Subjects (n=20) ↑ ∞ # Patient remains on treatment ↑ Patient has presence of both MET fusion and MET amplification ∞ uPR followed by PD Deepening response from 15Oct2020 data Preliminary Efficacy TKI-Naïve Efficacy Evaluable NSCLC GC/GEJ All Dose Levels, N 11 9 cORR (95% CI) 36% (11 - 69) 33% (7 - 70) CBR (95% CI) 64% (31 - 89) 67% (30 - 93) Note:  95% patients received prior Chemo/IO therapy DOR for 7 PRs were 15+, 12.9+, 9.2+, 5.6+, 5.6+, 5.2, and 1.8+ months MET amplification: 4 PRs (GCN: 7, 12, 14, and 25); 8 non-responders (GCN: n=6 had <10; n=1 had ≥6; n=1 had >13) Note: Presented at AACR-NCI-EORTC Conference in Oct-2021. Data cut-off date August 23, 2021 CBR, clinical benefit rate; cORR, confirmed objective response rate; DOR, duration of response; GC/GEJ, gastric cancer/gastroesophageal junction adenocarcinoma; GCN, gene copy number; IO, immunotherapy; NSCLC, non-small cell lung cancer; PD, progressive disease; RP2D, recommended phase 2 dose.

Duration of Treatment TKI-Naïve NSCLC and GC/GEJ Efficacy Evaluable Subjects (n=20) Duration of Treatment NSCLC (n=11): 3.4 weeks to 78.6+ weeks GC/GEJ (n=9) : 4.4 weeks to 68.1+ weeks Note: Presented at AACR-NCI-EORTC Conference in Oct-2021. Data cut-off date August 23, 2021 GC/GEJ, gastric cancer/gastroesophageal junction; NSCLC, non-small cell lung cancer.

Elzovantinib Regulatory Update Recent End of Phase 1 meeting with the FDA focused on next steps in patients with NSCLC In initial feedback, FDA recommended exploring an intermediate dose level using the QD titration to BID dosing strategy in at least 6 to 10 patients prior to starting the Phase 2 portion of the study Plan to enroll at least 6 to 10 patients at 60 mg QD (14 days)  60 mg BID in Phase 1 Plan to revise SHIELD-1 into a potentially registrational Phase 1/2 study and initiate the Phase 2 portion in 2022, pending FDA feedback on data from the intermediate dose level FDA feedback focused on gastric/gastroesophageal junction cancer (GEJ) is pending Plan to initiate the SHIELD-2 combination study with an EGFR targeted therapy in 2022, pending filing of an IND application by the FDA

SWORD-1: An Ongoing Phase 1 Study of TPX-0046 in Patients with Advanced Solid Tumors Harboring RET Fusion or Mutation

Compact macrocycle with a small binding interface Potently inhibits wildtype RET and multiple RET mutations in cellular assays, demonstrates tumor regression in xenograft models VEGF sparing, potential to provide improved safety over approved agents Potential opportunity in TKI-naïve and TKI-pretreated patients following selective RET TKIs Retevmo and Gavreto, where there is no approved targeted therapy TPX-0046 is a Potent Next Generation RET Tyrosine Kinase Inhibitor

Phase 1/2 SWORD-1 Study Design of TPX-0046 in Patients with Advanced Solid Tumors Harboring RET Fusion or Mutation, Currently in Dose Finding

Phase 1 Dose Escalation*

Population

- Adults with advanced solid tumors
- RET fusion or mutation assessed by local testing
- No limit on # of prior therapies
- Prior RET TKI allowed
- ECOG Performance Status 0 or 1
- Asymptomatic CNS disease allowed

Design

- 3+3 with expansion allowed at doses where clinical activity is observed
- Response evaluation by RECIST v1.1

Dose evaluation ongoing

20 mg → 40 mg QD	20 mg QD → 20 mg BID
20 mg → 30 mg QD	20 mg BID
20 mg QD	10 mg BID
30 mg QD	
10 mg QD	

**Additional doses and/or schedules may be explored.*

RP2D

Phase 1 Dose Expansion (n~90)

- ***RET* Fusion+ NSCLC** — *RET TKI-Naïve*
- ***RET* Fusion+ NSCLC** — *1 Prior RET TKI*
- ***RET* Mutation+ MTC** — *RET TKI-Naïve*
- **RET Mutation+ MTC** — *1 Prior RET TKI*
- **RET Fusion+ Non-NSCLC**
- **RET+ NSCLC or MTC** — *>1 Prior RET TKI or >1 Line of Additional Systemic Therapy*

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TPX-0046: Preliminary Safety Summary

	All Treated Patients (N=21)			
	TEAEs (≥20% of patients)		TRAEs	
	All Grades	Grades≥3	All Grades	Grades≥3
Adverse Events	n (%)	n (%)	n (%)	n (%)
Dizziness	9 (42.9)	1 (4.8)	7 (33.3)	1 (4.8)
Fatigue	8 (38.1)	2 (9.5)	5 (23.8)	1 (4.8)
Alkaline phosphatase increased	6 (28.6)	1 (4.8)	-	-
Constipation	6 (28.6)	1 (4.8)	2 (9.5)	-
Decreased appetite	6 (28.6)	-	-	-
Dry mouth	6 (28.6)	-	4 (19.0)	-
Hyperphosphataemia	6 (28.6)	-	4 (19.0)	-
Lipase increased	6 (28.6)	1 (4.8)	2 (9.5)	-
Alanine aminotransferase increased	5 (23.8)	-	1 (4.8)	-
Dehydration	5 (23.8)	1 (4.8)	-	-
Muscular weakness	5 (23.8)	1 (4.8)	2 (9.5)	-

- TPX-0046 has been generally well tolerated
- Most AEs were Grade 1 or 2
- Most common TEAE was dizziness
- Infrequent dose modifications due to TEAE
  - 4 (19%) patients with TEAEs that led to dose reduction
  - 2 (10%) patients with TEAEs that led to drug discontinuation
- MTD not reached; 1 DLT at 30 mg QD*
- No treatment related Grade≥3 ALT/AST elevation
- No treatment related hypertension, hemorrhagic events, QT prolongation, or ILD/pneumonitis of any Grade
- Median duration of treatment: 7.9 weeks (range 1.6 – 51.0+ weeks)

Note: Data cutoff of 10-Mar-2021.
**DLT was reported as treatment related Grade 2 gait disturbance.*
TEAE: treatment emergent adverse event; TRAE: treatment related adverse event; MTD: maximum tolerated dose; DLT: dose-limiting toxicity

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Of 5 RET TKI-naïve patients: 2 with confirmed PRs at 30 mg QD (DORs: 5.6 and 5.8+ months) Of 9 RET TKI-pretreated patients: 2 have stable disease with tumor reductions of -27% and -17% Both patients remained on treatment awaiting next scan TPX-0046: Preliminary Efficacy by Investigator Assessment Note: Data cutoff of 10-Mar-2021. TKI: tyrosine kinase inhibitor; NSCLC: non-small cell lung cancer; MTC: medullary thyroid carcinoma; DOR: duration of response # Patients remained on treatment

TPX-0131: A Next Generation ALK Inhibitor

TPX-0131: Highly Potent, CNS Penetrant ALK Inhibitor Note: Data presented at 2021 AACR Conference. ¹ Shaw A et al., J Clin Oncol 37:1370-1379. TPX-0131 Differentiation Potently inhibit WT ALK, and multiple resistant mutations (solvent front, gatekeeper and compound) Solvent front mutation G1202R reported in ~42% of patient biopsies with a resistance mutation¹ Target Population Pretreated ALK+ NSCLC and other solid tumors Development Stage Phase 1/2 FORGE-1 study ongoing Cell Proliferation IC50 Values (nM) Inhibitor ALK WT ALK G1202R ALK L1196M ALK G1202R/L1196M ALK G1202R/L1198F ALK G1202R/C1156Y ALK L1196M/L1198F TPX-0131 0.4 0.2 0.5 0.7 <0.2 0.2 <0.2 Alectinib 7.4 2690 50 >10000 3000 2420 2250 Brigatinib 12 188 21 1100 2040 810 253 Ceritinib 3.9 329 5.4 1260 2010 1300 1410 Lorlatinib 0.8 52 38 4780 1710 521 1310 Crizotinib 50 434 274 808 188 745 252

Phase 1/2 FORGE-1 Study of TPX-0131 in Patients with ALK+ NSCLC, Currently in Dose Finding Study Endpoints: Primary: Evaluate safety / tolerability and determine maximum tolerated dose (MTD) and / or recommended Phase 2 dose (RP2D) Secondary: Objective Response Rate (ORR) by RECIST 1.1 Phase 1 Dose Escalation 3+3 design with expansion allowed at doses where clinical activity is observed Locally advanced or metastatic TKI-pretreated ALK+ NSCLC Asymptomatic CNS metastases allowed RP2D Dose Level (DL1) DL2 DL3 MTD Phase 2 Expansion (N=180)

Discovery Programs

Discovery Program Focused on Dysregulated GTPase Signaling, Which Plays a Central Role in Cancer Promotion and Progression

Focus: Targets that play large roles in aberrant GTPase activity and signaling known to drive genomically defined cancers

Approach: Fragment and structure-based drug design

Minimum Selection Criteria: High unmet medical need, strong biologic rationale, potential market opportunity

Goal: Nominate 2 development candidates in 2H 2022, and at least 1 IND annually beginning in 2023



KRAS G12D

- Key downstream effectors RAF-MEK-ERK
- Established oncogenic driver
- Multi-tumor opportunity in subsets of pancreatic cancer, colorectal cancer and NSCLC



p21 Activated Kinase

- Activated by upstream GTPases RAC1 and Rho
- Key RAS signaling effectors
- Activates key signaling nodes (MEK, AKT, β-catenin, cyclin D)
- Preclinically validated
- Goal is isoform selective agent of PAK1 and PAK4
- Multi-tumor opportunity in subsets of breast, ovarian, melanoma, and NSCLC



Membrane
Receptors
Ras
Rho
Rab
Ran
Arf
GAP
Pi
GTP
GTPase
Active
GTP
GDP
GDI
GTPase
Inactive
GDP
GEF
PAK1/4
•Cell signaling
• PI3K-Akt
Ras/RAF/MEK/ERK
•Cytoskeleton remodeling
Cell migration and invasion

Note: Figure adapted from Brito et al., Front. Cell Dev. Biol., 23, 2020.

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Financial Highlights

Financial Highlights As of June 30, 2021 NASDAQ TPTX Cash, Cash Equivalents, and Marketable Securities $1.1B Basic Shares Outstanding 49.4M Fully Diluted Shares Outstanding 55.2M

October 2021 Next-Generation Precision Oncology Medicines Company Overview